Earnings Conference Call January 29, 2015 Quarter Ended December 31, 2014

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2014 Sep 2014 Dec 2013 Net sales $ 201,310 $ 215,293 $ 207,339 Gross margin $ 44,468 $ 45,755 $ 37,662 Gross margin as a percentage of net sales 22.1% 21.3% 18.2 % Selling, general and administrative $ 23,374 $ 25,510 $ 22,431 SG&A as a percentage of net sales 11.6% 11.8% 10.8 % Operating income (loss) $ 9,302 $ 12,770 $ 3,623 Net income (loss) from continuing operations $ 3,078 $ 7,730 $ (4,744) Net income (Ioss) from discontinued operations (164) (1,400) (1,076) Net income (loss) $ 2,914 $ 6,330 $ (5,820) Per share data: Net income (loss) from continuing operations - basic $ 0.07 $ 0.17 $ (0.11) Net income (loss) from discontinued operations - basic — (0.03) (0.02) Net income (loss) - basic 0.07 0.14 (0.13) Net income (loss) from continuing operations - diluted 0.06 0.15 (0.11) Net income (loss) from discontinued operations - diluted — (0.03) (0.02) Net income (loss) - diluted 0.06 0.12 (0.13) Weighted avg. shares - basic 45,407 45,400 45,120 Weighted avg. shares - diluted 52,228 52,521 45,120

Income Statement Highlights Non-GAAP 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2014 Sep 2014 Dec 2013 Net sales $ 201,310 $ 215,293 $ 207,339 Adjusted gross margin $ 45,109 $ 46,389 $ 38,425 Gross margin as a percentage of net sales 22.4% 21.5% 18.5 % Adjusted selling, general and administrative $ 21,510 $ 24,119 $ 20,795 SG&A as a percentage of net sales 10.7% 11.2% 10.0 % Adjusted operating income (loss) $ 17,396 $ 16,054 $ 11,634 Adjusted net income (loss) from continuing operations $ 6,546 $ 3,465 $ 907 Adjusted EBITDA $ 27,199 $ 25,875 $ 23,238 Per share data: Adjusted net income (loss) from continuing operations - basic $ 0.14 $ 0.08 $ 0.02 Adjusted net income (loss) from continuing operations - diluted $ 0.13 $ 0.07 $ 0.02 Weighted avg. shares - basic 45,407 45,400 45,120 Weighted avg. shares - diluted 52,227 52,521 52,494

Adjusted Gross Margin & Operating Income (Loss)-Non-GAAP Solid Capacitors 5 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net sales $ 152,785 $ 163,019 $ 156,082 Adjusted gross margin 43,831 44,125 35,393 Adjusted gross margin percentage 28.7% 27.1% 22.7 % Adjusted operating income (loss) $ 39,044 $ 39,224 $ 30,631

Adjusted Gross Margin & Operating Income (Loss) -Non-GAAP Film & Electrolytics 6 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net sales $ 48,525 $ 52,274 $ 51,256 Adjusted gross margin 1,278 2,264 3,032 Adjusted gross margin percentage 2.6% 4.3% 5.9 % Adjusted operating income (loss) $ (1,012) $ 1 $ 1,026

Financial Highlights (1) Excludes resricted cash as of December 31, 2014 and September 30, 2014 of $2.0 million and $13.0, respectively. (2) Calculated as accounts receivable, net, plus inventories, net, less accounts payable (3) Calculated by annualizing the current quarter’s Net sales and Cost of sales 7 (Amounts in millions, except DSO and DPO) Dec 2014 Sep 2014 FX Impact Cash, cash equivalents (1) $ 55.6 $ 51.6 $ 0.4 Capital expenditures $ 5.5 $ 6.8 Short-term debt $ 12.5 $ 25.8 Long-term debt 389.4 373.6 Debt premium 2.6 2.7 Total debt $ 404.5 $ 402.1 $ — Equity $ 215.9 $ 214.8 $ 3.9 Net working capital (2) $ 218.0 $ 211.8 $ (0.9) Days in receivables (DSO)(3) 42 41 Days in payables (DPO)(3) 36 39

Sales Summary - Q3 FY2015 8

Appendix

Adjusted Gross Margin Non-GAAP 10 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2014 Sep 2014 Dec 2013 Net Sales $ 201,310 $ 215,293 $ 207,339 Gross Margin $ 44,468 $ 45,755 $ 37,662 Adjustments: Plant start-up costs 1,144 1,114 485 Stock-based compensation expense 424 341 278 Inventory revaluation (927) (821) — Adjusted Gross margin $ 45,109 $ 46,389 $ 38,425 Adjusted gross margin as a percentage of net sales 22.4% 21.5% 18.5%

Adjusted Selling, General & Administrative Expenses Non-GAAP 11 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2014 Sep 2014 Dec 2013 Net sales $ 201,310 $ 215,293 $ 207,339 Selling, general and administrative expenses $ 23,374 $ 25,510 $ 22,431 Less adjustments: ERP integration costs 671 409 994 NEC TOKIN investment-related expenses 485 487 249 Stock-based compensation expense 708 495 393 Adjusted selling, general and administrative expenses $ 21,510 $ 24,119 $ 20,795 Adjusted selling, general, and administrative as a percentage of net sales 10.7% 11.2% 10.0%

Adjusted Operating Income (Loss) Non-GAAP 12 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Operating income (loss) $ 9,302 $ 12,770 $ 3,623 Adjustments: Restructuring charges 6,063 1,687 2,194 Write down of long-lived assets — — 3,358 Stock-based compensation expense 1,232 958 702 ERP integration costs 671 409 994 Plant start-up costs 1,144 1,114 485 NEC TOKIN investment-related expenses 485 487 249 Net (gain) loss on sales and disposals of assets (574) (550) 29 Inventory revaluation (927) (821) — Adjusted operating income (loss) $ 17,396 $ 16,054 $ 11,634

Adjusted Net Income (Loss) From Continuing Operations and Adjusted EBITDA Non-GAAP For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net income (loss) $ 2,914 $ 6,330 $ (5,820) Adjustments: Restructuring charges 6,063 1,687 2,194 Equity (income) loss from NEC TOKIN (1,367) (232) (1,657) Inventory revaluation (927) (821) — Net (gain) loss on sales and disposals of assets (574) (550) 29 Write down of long-lived assets — — 3,358 Stock-based compensation expense 1,232 958 702 (Gain) loss on early extinguishment of debt (1,003) — — Professional fees related to financing activities 1,142 — — ERP integration costs 671 409 994 Change in value of NEC TOKIN options (2,500) (6,600) (1,716) Plant start-up costs 1,144 1,114 485 Net foreign exchange (gain) loss (1,257) (1,351) 207 NEC TOKIN investment-related expenses 485 487 249 (Income) loss from discontinued operations 164 1,400 1,076 Amortization included in interest expense 322 583 858 Income tax effect of non-GAAP adjustments (1) 37 51 (52) Adjusted net income (loss) $ 6,546 $ 3,465 $ 907 Adjusted net income (loss) per share from continuing operations - basic $ 0.14 $ 0.08 $ 0.02 Adjusted net income (loss) per share from continuing operations - diluted $ 0.13 $ 0.07 $ 0.02 Adjusted EBITDA $ 27,199 $ 25,875 $ 23,238 Weighted avg. shares - basic 45,407 45,400 45,120 Weighted avg. shares - diluted 52,227 52,521 52,494 13 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP 14 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 U.S. GAAP Net income (loss) $ 2,914 $ 6,330 $ (5,820) Interest expense, net 9,933 10,284 10,342 Income tax expense 1,359 2,583 1,033 Depreciation and amortization 9,720 10,177 11,762 EBITDA 23,926 29,374 17,317 Excluding the following items (non-GAAP): Restructuring charges 6,063 1,687 2,194 Equity (income) loss from NEC TOKIN (1,367) (232) (1,657) Inventory revaluation (927) (821) — Net (gain) loss on sales and disposals of assets (574) (550) 29 Write down of long-lived assets — — 3,358 Stock-based compensation expense 1,232 958 702 (Gain) loss on early extinguishment of debt (1,003) — — Professional fees related to financing activities 1,142 — — ERP integration costs 671 409 994 Change in value of NEC TOKIN options (2,500) (6,600) (1,716) Plant start-up costs 1,144 1,114 485 Net foreign exchange (gain) loss (1,257) (1,351) 207 NEC TOKIN investment-related expenses 485 487 249 (Income) loss from discontinued operations 164 1,400 1,076 Adjusted EBITDA $ 27,199 $ 25,875 $ 23,238

Adjusted Gross Margin-Non-GAAP Solid Capacitors 15 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net sales $ 152,785 $ 163,019 $ 156,082 Gross margin 43,385 43,460 35,275 Gross margin percentage 28.4% 26.7% 22.6 % Adjustments: Inventory revaluation (238) (238) — Stock-based compensation expense 221 190 118 Plant start-up costs 463 713 — Adjusted gross margin $ 43,831 $ 44,125 $ 35,393 Adjusted gross margin percentage 28.7% 27.1% 22.7%

Adjusted Gross Margin-Non-GAAP Film & Electrolytics 16 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net sales $ 48,525 $ 52,274 $ 51,256 Gross margin 1,082 2,295 2,387 Gross margin percentage 2.2% 4.4% 4.7 % Adjustments: Inventory revaluation (689) (583) — Stock-based compensation expense 204 151 160 Plant start-up costs 681 401 485 Adjusted gross margin $ 1,278 $ 2,264 $ 3,032 Adjusted gross margin percentage 2.6% 4.3% 5.9%

Adjusted Operating Income (Loss)-Non-GAAP Solid Capacitors 17 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net sales $ 152,785 $ 163,019 $ 156,082 Operating income (loss) 38,103 38,386 27,616 Adjustments: Inventory revaluation (238) (238) — Restructuring charges 496 169 91 Write down of long-lived assets — — 2,802 Stock-based compensation expense 221 190 118 Plant start-up costs 463 713 — ERP integration expenses — — 12 NEC TOKIN investment-related expenses 6 — — (Gain) loss on sales and disposals of assets (7) 4 (8) Adjusted operating income (loss) $ 39,044 $ 39,224 $ 30,631

Adjusted Operating Income (Loss)-Non-GAAP Film & Electrolytics 18 For the Quarters Ended (Amounts in thousands) Dec 2014 Sep 2014 Dec 2013 Net sales $ 48,525 $ 52,274 $ 51,256 Operating income (loss) (5,137) (917) (2,374) Adjustments: Inventory revaluation (689) (583) — Restructuring charges 4,496 1,500 2,100 Write down of long-lived assets — — 556 Stock-based compensation expense 204 151 160 Plant start-up costs 681 401 485 ERP integration expenses — — 80 (Gain) loss on sales and disposals of assets (567) (551) 19 Adjusted operating income (loss) $ (1,012) $ 1 $ 1,026

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 19

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 20

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 21